ForeRetirement Foundation Variable Annuity

Supplement Dated March 16, 2018 to your

Prospectus dated May 1, 2017

Franklin Rising Dividends VIP Fund

On October 30, 2017, shareholders of the Franklin Rising Dividends VIP Fund approved a change in the investment manager for the Fund.  Effective January 1, 2018, Franklin Advisers, Inc. replaced Franklin Advisory Services, LLC as investment manager of the Franklin Rising Dividend VIP Fund.

The Investment Adviser/Sub-Adviser under Franklin Templeton Variable Insurance Products Trust in Appendix C – Fund Data of your prospectus is deleted and replaced as follows for the above referenced Fund:

Adviser/Sub-Adviser Prior to January 1, 2018	Adviser/Sub-Adviser as of January 1, 2018
Franklin Advisory Services, LLC	Franklin Advisers, Inc.

This Supplement Should Be Retained For Future Reference.

FRF-031618-IA